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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1914


                                  June 19, 2001
               (Date of Report - Date of Earliest Event Reported)



                            COLE NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                    1-12814               34-1453189
(State or other jurisdiction of    (Commission file        (I.R.S. employer
incorporation or organization)      number)                 identification)



5915 LANDERBROOK DRIVE, MAYFIELD HEIGHTS, OHIO                  44124
(Address of principal executive offices)                     (Zip Code)



                                 (440) 449-4100
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)




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Item 5.    Other Events

           Cole National Corporation (NYSE:CNJ) announced that it had been notified by HAL Holding N.V. that its affiliate, HAL International N.V., has raised its ownership interest in the Company to over 20% of the outstanding shares. The shares of HAL are quoted on the Euronext Amsterdam Stock Exchange in the Netherlands. Pursuant to a November 22, 1999 agreement between HAL and the Company, HAL has designated Melchert Frans Groot as its nominee to the Cole National Corporation Board of Directors. Effective June 19, 2001 the Board of Directors of Cole has increased the size of its Board to eight directors and elected Mr. Groot as a Director.

           Cole National Corporation issued a press release on June 19, 2001 announcing these events, a copy of which is filed as Exhibit 99.




                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COLE NATIONAL CORPORATION


Date:    June 22, 2001           By: /s/William P. Lahiff, Jr.
                                     ----------------------------------------
                                        Senior Vice President and Controller

















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                                  EXHIBIT INDEX
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Exhibit             Description of Exhibit                  Page Number
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    99              Press release dated June 19, 2001.          3




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